                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                 March 21, 2005
                Date of Report (Date of Earliest Event Reported)

                      SEQUOIA MORTGAGE FUNDING CORPORATION
                           SEQUOIA HELOC TRUST 2004-1
        (as Depositor of Sequoia HELOC Trust 2004-1, the Issuer of HELOC
         Asset-Backed Notes, Series 2004-1, under an Indenture dated as of June 1, 2004)

                      SEQUOIA MORTGAGE FUNDING CORPORATION
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                   333-115296-02             91-1771827
-------------------------------   ------------------------   ------------------
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
        Incorporation)                                       Identification No.)

              One Belvedere Place, Suite 320, Mill Valley, CA 94941
              -----------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (415) 381-1765
                         ------------------------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
                         ------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.  OTHER EVENTS

            Sequoia Mortgage Funding Corporation has previously registered the offer and sale of Asset-Backed Notes issued by Sequoia HELOC Trust 2004-1 (the "Notes").

            The following exhibit which relates specifically to the Notes is included with this Current Report:

Item 9.01.  Exhibits

            10.1 Monthly Payment Date Statement relating to the distribution to Noteholders, March 21, 2005.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 6, 2005

                                            SEQUOIA MORTGAGE FUNDING
                                                  CORPORATION

                                            By:  /s/ Harold F. Zagunis
                                               -------------------------------
                                               Harold F. Zagunis
                                               Chief Financial Officer and
                                               Secretary

                                  EXHIBIT INDEX

Exhibit Number                                                     Page Number

10.1        Monthly Payment Date Statement relating to the
            distribution to Noteholders, March 21, 2005..............   5